UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2010

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2010, the board of directors of Aflac Incorporated (the “Company”) voted to amend Article II, Section 5 of the Company’s Bylaws to provide that a majority of the votes cast is the general voting standard for questions properly brought before a meeting of the shareholders, unless a different voting standard is required by express provision of law, the Company’s Articles of Incorporation, or the Company’s Bylaws. For purposes of this voting standard, a majority of the votes cast means that the number of “for” votes cast exceeds the number of “against” votes cast. The amendment has no affect on director elections. The amendment became effective May 3, 2010.

A copy of the amendment is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders was held on May 3, 2010. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company’s proxy statement, are as follows: (1) Election of 16 members to the board of directors; (2) Approval of an advisory (non-binding) proposal regarding executive compensation; and (3) Ratification of the appointment of KPMG LLP as independent registered public accounting firm for 2010. The proposals were approved by the shareholders.

The following is a summary of the votes cast for and against, as well as the number of abstention and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

VOTES
	For	Against	Abstentions	Broker Non-Votes
(1) Election of 16 members to the board of directors:
Daniel P. Amos	787,034,909	16,203,833	1,202,981	59,522,069
John Shelby Amos II	778,113,498	25,417,940	910,285	59,522,069
Paul S. Amos II	790,967,468	12,517,860	956,395	59,522,069
Michael H. Armacost	792,544,919	10,540,539	1,356,265	59,522,069
Kriss Cloninger III	743,351,164	59,513,853	1,576,706	59,522,069
Joe Frank Harris	777,650,617	25,291,206	1,499,900	59,522,069
Elizabeth J. Hudson	792,093,404	8,982,765	3,365,554	59,522,069
Douglas W. Johnson	797,642,821	5,001,056	1,797,846	59,522,069
Robert B. Johnson	797,001,207	5,646,772	1,793,744	59,522,069
Charles B. Knapp	790,688,281	11,010,484	2,742,958	59,522,069
E. Stephen Purdom, M.D.	789,540,644	13,250,437	1,650,642	59,522,069
Barbara K. Rimer, Dr. PH	791,057,670	11,847,907	1,536,146	59,522,069
Marvin R. Schuster	794,395,657	8,314,789	1,731,277	59,522,069
David Gary Thompson	797,361,207	5,390,431	1,690,085	59,522,069
Robert L. Wright	791,773,025	10,893,122	1,775,576	59,522,069
Takuro Yoshida	797,534,526	5,290,585	1,616,612	59,522,069

(2) Advisory (non-binding) proposal on executive compensation	843,003,102	16,599,220	4,361,470	0

(3) Ratification of appointment of KPMG LLP as independent registered public accounting firm	853,116,966	8,779,802	2,067,024	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

3.1 - Amendment to Article II, Section 5 of the Company’s Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 6, 2010	/s/ Ralph A. Rogers, Jr.
(Ralph A. Rogers, Jr.)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX:

3.1 - Amendment to Article II, Section 5 of the Company’s Bylaws